UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2017 (April 27, 2017)

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
235 East 42nd Street New York, New York (Address of principal executive offices)
10017 (Zip Code)

Registrant's telephone number, including area code:

(212) 733-2323

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company  [   ]

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.   [   ]

Item 5.07	Submission of Matters to a Vote of Security Holders
(a) The Pfizer Inc. (the "Company") Annual Meeting of Shareholders was held on April 27, 2017.

(b) Shareholders voted on the matters set forth below.

1.  The nominees for election to the Company’s Board of Directors were elected to hold office until the Company’s next Annual Meeting of Shareholders, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker non-votes
Dennis A. Ausiello	4,152,501,049	75,514,314	13,839,358	922,977,815
Ronald E. Blaylock	4,164,933,510	62,636,919	14,294,069	922,977,815
W. Don Cornwell	4,027,032,793	200,454,995	14,382,843	922,977,815
Joseph J. Echevarria	4,175,460,147	52,326,845	14,082,675	922,977,815
Frances D. Fergusson	4,183,313,416	44,564,457	13,993,585	922,977,815
Helen H. Hobbs	4,203,418,078	25,415,701	13,037,680	922,977,815
James M. Kilts	3,428,377,699	788,781,156	24,712,604	922,977,815
Shantanu Narayen	4,187,489,160	40,233,206	14,148,394	922,977,815
Suzanne Nora Johnson	4,158,446,107	70,141,723	13,281,430	922,977,815
Ian C. Read	4,011,974,954	179,295,677	50,592,617	922,977,815
Stephen W. Sanger	4,106,265,694	97,150,063	38,455,076	922,977,815
James C. Smith	4,182,841,733	44,129,277	14,899,823	922,977,815

2.  The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year was approved based upon the following votes:

Votes for approval	5,018,058,421
Votes against	127,091,711
Abstentions	19,697,878
Broker non-votes	N/A

3. The proposal to approve, on an advisory basis, executive compensation was approved based upon the following votes:

Votes for approval	3,941,679,516
Votes against	269,008,927
Abstentions	31,184,241
Broker non-votes	922,977,815

4. The proposal on the frequency of future advisory votes on executive compensation received the following votes:

For 3 years	526,554,428
For 2 years	24,985,010
For 1 Year	3,669,882,602
Abstentions	20,344,405
Broker non-votes	922,977,815

5. The shareholder proposal regarding The Holy Land Principles was withdrawn by the proponent and not presented at the Annual Meeting.

6. The shareholder proposal regarding special shareowner meetings was not approved based upon the following votes:

Votes for approval	1,941,978,794
Votes against	2,266,430,971
Abstentions	33,453,959
Broker non-votes	922,977,815

7. The shareholder proposal regarding independent chair policy was not approved based upon the following votes:

Votes for approval	1,086,656,978
Votes against	3,122,212,329
Abstentions	32,981,454
Broker non-votes	922,977,815

(c) Not applicable.
(d) Based upon the results set forth in item (b) (4) above, and consistent with the Board's recommendation, the Board of Directors has determined that advisory votes on executive compensation will be submitted to shareholders on an annual basis until the next required vote on the frequency of such votes.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

Dated: May 1, 2017	By: /s/ Margaret M. Madden Margaret M. Madden
Title: Senior Vice President & Corporate Secretary Chief Governance Counsel